Exhibit 10.1

GEN2MEDIA CORPORATION

SUBSCRIPTION AGREEMENT
AND INVESTOR SUITABILITY REPRESENTATION

Gen2Media Corporation
Xxxxxxxxxx (address)
Xxxxxxxxxxx
xxxxxxxxxxxx

Gentlemen:

The undersigned hereby offers to subscribe for shares of common stock (the "Shares" of "Common Stock") of Gen2Media Corporation (the “Company”) at a subscription price of $0.10 per Share.

1.	Subscription.

Subject to the terms and conditions hereinafter set forth in this Subscription Agreement, the undersigned hereby offers to purchase__________ Shares at $0.10 per Share, for an aggregate subscription amount of $___________________.  A check in the amount of $____________________ payable to the order of E360, LLC (The Subsidiary of the Company) is delivered herewith.

2.	Conditions to Subscription.

I understand that the Company has the right to accept or reject this Offer, in whole or part, for any reason whatsoever; and I agree to comply with the terms of this Subscription Agreement and to execute and deliver any and all further documents requested by the Company.

I understand that this subscription is not effective until the Company accepts it by countersigning this Subscription Agreement by an authorized officer.

3.	Representations and Warranties.

In order to induce the Company to accept this Offer, I hereby warrant and represent as follows:

A.           I have sufficient liquid assets to sustain a loss of my entire investment in the Company.

B.  (check one)

(     )                      I am (i) an Accredited Investor as the term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”).  In general, an “Accredited Investor” is deemed to be an institution with assets in excess of $5,000,000 or individual with net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse.

Or

(      )                      I am a sophisticated investor that is capable of understanding the nature of this investment, and the risks inherent in making such an investment, and I am capable of sustaining the loss of my entire investment.

C.  I have reviewed the Company's Private Placement Memorandum dated May 15, 2005 (the "Memorandum").  The Company has not made any other representations or warranties to me with respect to the Company except as contained in the Memorandum.

D.  I have not authorized any person or institution to act as my Purchaser Representative (as that term is defined in Regulation D of the General Rules and Regulations under the Act) in this transaction.  I represent that I have such knowledge and experience in financial, investment and business matters that I am capable of evaluating the merits and risks of the prospective investment in the Common Stock.  I have consulted with such independent legal counsel or other advisers as I have deemed appropriate to assist me in evaluating my proposed investment in the Company.

E.  I represent that (i) I have adequate means of providing for my current financial needs and possible personal contingencies, and have no need for liquidity in the Common Stock; (ii) I can afford to hold the Common Stock for an indefinite period of time and can sustain a complete loss of the entire amount of the subscription; and (iii) I have not made an overall commitment to investments which are not readily marketable which is disproportionate so as to cause such overall commitment to become excessive.

F.  I have been afforded the opportunity to ask questions of, and receive answers from the officers and/or directors of the Company acting on its behalf concerning the terms and conditions of this transaction and to obtain any additional information, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information furnished; and I have availed myself of such opportunity to the extent I considers appropriate in order to permit me to evaluate the merits and risks of an investment in the Company.

G.  I understand that the Company has not registered the Shares of Common Stock under the Act in reliance on an exemption for transactions by an issuer not involving a public offering.

H.  I understand that this offering has not been passed upon or the merits thereof endorsed or approved by any state or federal authorities.

I.  I am acquiring the Shares of Common Stock solely for my own account for personal investment and not with a view to any distribution, or for resale.  I further represent that no other person has a beneficial interest in the Securities subscribed for, and that no other person has furnished or will furnish directly or indirectly, any part of or guarantee the payment of any part of the consideration to be paid to the Company.  I do not intend to dispose of all or any part of the Securities except in compliance with the provisions of the Act and applicable state securities laws and I understand that the Securities are being offered pursuant to a specific exemption under the provisions of the Act, which exemption(s) depend, among other things, upon the compliance with the provisions of the Act.

J.  I represent and agree that I will not sell, transfer, pledge or otherwise dispose of or encumber the Shares of Common Stock except pursuant to the applicable rules and regulations under the Act or applicable state securities laws, and prior to any such sale, transfer, pledge, disposition or encumbrance, I will, upon request, furnish the Company and its transfer agent with an opinion of counsel satisfactory to the Company in form and substance that registration under the Act and any applicable state securities laws is not required.

K.  I understand, agree and consent that the Company insert the following or similar legend on the face of the certificates representing the Shares:

"These securities have not been registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and may not be sold or otherwise transferred or disposed of except pursuant to an effective registration statement under the Act and any applicable state securities laws, or an opinion of counsel satisfactory to counsel to the Company that an exemption from registration under the act and any applicable state securities laws is available.”

L           I certify that each of the foregoing representations and warranties set forth in subsections (A) through (K) inclusive of this Section 3 are true as of the date hereof.

4.	Indemnification.

I understand that the Securities are being offered without registration under the Act and in reliance upon the exemption for transactions by an issuer not involving any public offering; that the availability of such exemptions is, in part, dependent upon the truthfulness and accuracy of my representations in this agreement; that the Company will rely on such representations in accepting any subscriptions for the Securities and that the Company may take such steps as it considers reasonable to verify the accuracy and truthfulness of such representations in advance of accepting or rejecting my subscription.  I agree to indemnify and hold harmless the Company against any damage, loss, expense or cost, including reasonable attorneys’ fees, sustained as a result of any misstatement or omission on my part.

5.	Revocation.

I agree that I will not cancel, terminate or revoke this Subscription Agreement or any agreement made herein, and that this Subscription Agreement shall survive my death or disability.

6.	Termination of Subscription Agreement

If the Company elects to cancel this Subscription Agreement, this Offer shall be null and void and of no further force and effect, and no party shall have any rights against any other party hereunder, except for the return of the subscription price.

7.	Miscellaneous

(A)
All notices or other communications given or made hereunder shall be in writing and shall be mailed by registered or certified mail, return requested, postage prepaid, to the undersigned at his address set forth below and to Gen2Media Corporation, XXXXXXXXX ATTN: Ms. Mary Spio, President and CEO.

(B)	This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by writing executed by all parties.

(C)	The provisions of the Subscription Agreement shall survive the execution thereof.

The Securities are to be issued in   (check one box):
_____ Individual name (if applicable)
______ Joint tenants with rights of survivorship
______ Tenants in the entirety
______ Corporation (an officer must sign)
______ Partnership (all general partners must sign)

8.	Certification.I certify that he has read this entire Subscription Agreement and that every statement on his part made and set forth herein is true and complete.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date his signature has been subscribed and sworn to below.]

_______________________________________________________________
Print Name of Investor

Print Name of Joint Investor

Signature of Investor

Signature of Joint Investor

Print Name of Corporation, Partnership or other Institutional Investor

By: ______________________________
Name: ____________________________
Title: _____________________________

Accepted as of the ____day of _______________, 2007

Gen2Media Corporation

By____________________________
Mary Spio, President